Exhibit 10.38

GUARANTY

This Guaranty (the “Guaranty” or the “Agreement”) is made as of March 25, 2015 by Coil Tubing Technology Holdings, Inc., a Nevada corporation (“Holdings”), Total Downhole Solutions, Inc., a Texas corporation, Coil Tubing Technology, Inc., a Texas corporation, Coil Tubing Technology Canada Inc., an Alberta Canada corporation, and Excel Inspection, LLC, a Texas limited liability company (collectively, with Holdings, the “Guarantor”) in favor of Jerry L. Swinford, an individual (“Swinford”). When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa. Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and the Notes (each as defined below), unless the context requires otherwise.

Recitals

WHEREAS, Coil Tubing Technology, Inc., a Nevada corporation (“Coil Tubing”) has previously entered into that certain Intellectual Property Purchase Agreement with Swinford, dated as of March 25, 2015, pursuant to which Coil Tubing has agreed to purchase certain intellectual property of Swinford (the “Purchase Agreement”);

WHEREAS, Guarantor is the direct or indirect wholly-owned subsidiary of Coil Tubing and will receive a direct benefit from the Purchase Agreement and the terms and conditions thereof;

WHEREAS, Coil Tubing has entered into that certain Secured Promissory Note in the amount of $3,750,000 dated March 6, 2015 in favor of Swinford (the “Note”), evidencing amounts owed under the Purchase Agreement; and

WHEREAS, Swinford was unwilling to execute the Purchase Agreement and to enter into the transactions described in the Purchase Agreement without receipt from Guarantor of a guaranty of all of the obligations of Coil Tubing under the Notes.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which hereby is acknowledged, Guarantor hereby agrees as follows:

1. Guaranty. Guarantor hereby jointly and severally, unconditionally and irrevocably guarantees to Swinford and his successors and assigns (a) the full and punctual payment (in lawful money of the United States and in immediately available funds), as and when due, of all principal, interest, attorneys’ fees, costs, expenses and other amounts which are or may become payable by Coil Tubing under the Note (the “Coil Tubing Debt”) and (b) the full and punctual performance of all other obligations of Coil Tubing under the Note and Purchase Agreement (and exhibits thereto). The obligations of Coil Tubing under the Note, including the payment obligations regarding the Coil Tubing Debt, are referred to in this Guaranty as the “Coil Tubing Obligations”, and the covenants and obligations of Guarantor that are described in the preceding sentence and elsewhere in this Guaranty are referred to in this Guaranty as “Guarantor’s Obligations”.

2. Certain Rights of Swinford. Guarantor authorizes Swinford, without giving notice to Guarantor or obtaining Guarantor’s consent in its individual capacity and without affecting the liability of Guarantor, but subject to obtaining Coil Tubing’s written agreement to the extent its written agreement is required, from time to time to: (a) renew, extend or increase the Coil Tubing Debt or any portion thereof; (b) declare all Coil Tubing Debt due and payable upon the occurrence of a default under the Note; (c) make changes in the dates on which the Coil Tubing Debt is payable; (d) otherwise modify the terms of the Coil Tubing Debt; (e) amend the Note in any respect; (f) take and hold additional security for the Coil Tubing Debt and exchange, enforce, waive and release any such security; (g) apply such security and direct the order or manner of sale thereof as Swinford in his discretion may determine; and (h) add any one or more guarantors of the Coil Tubing Debt.

3. Guarantor’s Waivers. Guarantor waives: (a) any defense based upon any legal disability or other defense of Coil Tubing or any other guarantor or person or based upon Coil Tubing’s cessation for any reason of liability under any of the Note; (b) any defense based upon any lack of authority of Coil Tubing’s officers or other agents acting or purporting to act on behalf of Coil Tubing or any defect in the formation of Coil Tubing; (c) any defense of Guarantor based upon Swinford’s election of any remedy against Guarantor or Coil Tubing or both, including, without limitation, any right to require Swinford to proceed against Coil Tubing or another person or to proceed against any other security for the Coil Tubing Obligations; (d) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (e) any right of subrogation, any right to enforce any remedy which Swinford may have against Coil Tubing and any right to participate in, or benefit from, any security for the Coil Tubing Obligations now or hereafter held by Swinford; (f) presentment, demand, protest and notice of any kind; (g) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof; (h) any right to require Swinford to pursue any other remedy in Swinford’s power; and (i) any right to revoke this Guaranty. Guarantor waives any other circumstance or event, in existence now or in the future, that might otherwise constitute a legal or equitable defense to the enforcement of this Guaranty.

4. Guarantor’s Representations and Warranties. Guarantor represents, warrants and agrees that: (a) Swinford would not have entered into the Purchase Agreement or the Note but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty; and (c) this Guaranty shall continue in full force and effect and shall be binding on Guarantor regardless of whether Swinford obtains other collateral or any guaranties from others or takes any other action. Guarantor consents to Coil Tubing’s execution, delivery and performance of the Note.

5. Subordination. Guarantor subordinates all present and future indebtedness owing by Coil Tubing to Guarantor to the Coil Tubing Debt and other obligations under the Note at any time owing by Coil Tubing to Swinford. Guarantor assigns to Swinford all such indebtedness owed by Coil Tubing to Guarantor as security for this Guaranty. Guarantor further agrees not to assign all or any part of such indebtedness prior to the full payment and performance of the Coil Tubing Obligations.

6. Nature of Guarantor’s Liability Under This Guaranty. This is a guaranty of payment and performance and not merely of collection. Guarantor’s obligations under this Guaranty are independent of Coil Tubing’s obligations to Swinford under the Note. Swinford may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Coil Tubing or any collateral or joining Coil Tubing as a party to such action. The obligations of Guarantor under this Guaranty constitute the full recourse obligations of Guarantor and are enforceable against him and her to the full extent of their assets.

7. Event of Default; Swinford’s Remedies.

(a) Event of Default. An “Event of Default” for purposes of this Guaranty means (1) Coil Tubing’s or Guarantor’s failure to pay when due any Coil Tubing Debt, (2) Coil Tubing’s or Guarantor’s failure to perform any other Coil Tubing Obligations when due or in accordance with the terms of such obligations, (3) Guarantor’s failure to perform any of Guarantor’s Obligations when due or in accordance with their terms, or (4) the failure to be true of any representation or warranty of Guarantor that is contained in this Guaranty or any of the documents evidencing the Guarantor’s Obligations, if Guarantor does not remedy in full any such failure described in this sentence within ten days after receipt of written notice from Swinford.

(b) Remedies on an Event of Default. Upon the occurrence of an Event of Default, Swinford shall have the immediate right to file an action at law or equity against Guarantor and/or to take control of all or any part of any collateral, with or without judicial process, and without demand of performance, advertisement or notice to Guarantor, which are expressly waived by Guarantor; provided, however, that if any notice is required by law in connection with the exercise by Swinford of his rights and remedies, Guarantor agrees that ten days' prior written notice is a reasonable time and manner for notice. Furthermore, Swinford may exercise all of the other rights and remedies that are provided to him under this Guaranty.

(c) No Implied Waivers; Cumulative Remedies. No delay or failure of Swinford in exercising any right or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right or remedy preclude any further exercise thereof or of any other right or remedy. The rights and remedies of Swinford under this Guaranty are cumulative and not exclusive of any rights or remedies which he might otherwise have under applicable law. Any waiver, permit, consent or approval of any kind or character on the part of Swinford of any Event of Default or any such waiver of any provision of this Guaranty must be in writing and shall be effective only to the extent specifically set forth in writing. Guarantor acknowledges and agrees that the exercise by Swinford of his rights under this Section 7 will not operate to release Guarantor from its personal obligation to pay the Coil Tubing Debt until full payment of any deficiency on the Coil Tubing Debt has been made in cash. Furthermore, Guarantor acknowledges and agrees that Swinford is not obligated to exercise any of the rights or remedies provided by this Section 7.

8. Bankruptcy. This Guaranty shall continue in full force and effect in the event of any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar proceeding involving Coil Tubing or Guarantor, and this Guaranty shall continue in full force and effect notwithstanding any subsequent change in the ownership or assets of Coil Tubing. In any bankruptcy of Coil Tubing or other proceeding involving Coil Tubing in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Coil Tubing relating to any indebtedness of Coil Tubing to Guarantor and shall assign to Swinford all rights of Guarantor thereunder. If Guarantor does not file any such claim, Swinford, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Swinford’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Swinford’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Swinford or his nominee shall have the right, in his reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Swinford the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Swinford all of Guarantor’s rights to any such payments or distributions; provided, however, Guarantor’s obligations hereunder shall not be satisfied except to the extent that Swinford receives cash by reason of any such payment or distribution. If all or any portion of the Coil Tubing Debt and other obligations guaranteed hereunder is paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Swinford as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws.

9. Successors and Assigns; Subsequent Subsidiaries. This Guaranty shall be binding upon, and shall inure to the benefit of, the respective successors and assigns of Guarantor and Swinford, provided that the foregoing provision shall not be construed as permitting Guarantor to assign its obligations hereunder. Promptly after the formation or acquisition by Holdings, or if applicable, any other wholly-owned subsidiary of Coil Tubing Technology, Inc., a Nevada corporation, of any Subsidiary not already a party hereto, such Subsidiary shall provide a guaranty to Swinford in the form of this Guaranty, or agree to become a party and guarantor hereunder, unless such requirement is waived by Swinford in writing. For the purposes of this Section 9, “Subsidiary” means with respect to the applicable entity, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such applicable entity or by one or more of its subsidiaries, or by such applicable entity and one or more of its subsidiaries, (ii) any general partnership, joint venture, limited liability company, statutory trust, or other entity, at least a majority of the outstanding partnership, membership, or other similar equity interests of which shall at the time be owned by such applicable entity, or by one or more of its subsidiaries, or by such applicable entity and one or more of its subsidiaries, and (iii) any limited partnership of which such applicable entity or any of its subsidiaries is a general partner. For the purposes of this definition, “voting stock” means shares, interests, participations, or other equivalents in the equity interest (however designated) in such applicable entity having ordinary voting power for the election of a majority of the directors (or the equivalent) of such applicable entity, other than shares, interests, participations, or other equivalents having such power only by reason of the occurrence of a contingency.

10. Attorneys’ Fees. If any attorney is engaged by Swinford to enforce or defend any provision of this Guaranty, with or without the filing of any legal action or proceeding, Guarantor shall pay to Swinford, within ten days after demand therefor, all reasonable attorneys’ fees and costs incurred by Swinford in connection therewith (including, without limitation, in any appellate or post-judgment proceedings), together with interest thereon from the date of such demand until paid at the rate of ten percent per annum (or, if lower, at the maximum rate allowed by applicable law).

11. Rules of Construction. The term “person” as used herein shall include any individual, corporation, trust or other legal entity of any kind whatsoever. When the context and construction so require, all words used in the words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty. This Guaranty is the result of arms-length negotiations between Guarantor and Swinford and their respective attorneys. Accordingly, neither Guarantor nor Swinford shall be deemed to be the author of this Guaranty, and this Guaranty shall not be construed against either party.

12. Notices. All notices required or permitted by this Guaranty to be delivered to Guarantor or Swinford shall be delivered in writing, by personal delivery, by overnight courier, by facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, to the address for such party set forth on the signature page of this Guaranty. Any such notice shall be deemed given as follows: (a) if personally delivered, when served; (b) if sent by overnight courier, on the first business day after delivery to the courier; (c) if sent by facsimile, on the date of transmission if delivered on a business day (or, if not delivered on a business day, on the next business day after transmission); or (d) if sent by registered or certified mail, on the third day after deposit in the mail.

13. General Provisions. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty. This Guaranty constitutes the only agreement between Guarantor and Swinford with respect to the subject matter hereof and supersedes all previous agreements with respect thereto. This Guaranty may be amended or terminated only by an agreement in writing executed by Guarantor and Swinford. This Guaranty may be executed in two counterparts, which together shall constitute but one and the same instrument. This Guaranty may be executed by facsimile transmission or by e-mail transmission in PDF format.

14. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of Texas without giving effect to such state’s conflict-of-law principles.

15. Waiver of Jury Trial. Guarantor and Swinford each hereby irrevocably waives all rights that it may have under applicable law to a trial by jury of any issue or claim arising under this Guaranty in any action to enforce or interpret this Guaranty.

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IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date appearing on the first page of this Guaranty.

Coil Tubing Technology Holdings, Inc.

(A Nevada corporation)

By: /s/ Jerry L. Swinford

Its: President

Printed Name: Jerry L. Swinford

Total Downhole Solutions, Inc.

(a Texas corporation)

By: /s/ Jerry L. Swinford

Its: President

Printed Name: Jerry L. Swinford

Coil Tubing Technology, Inc.

(a Texas corporation)

By: /s/ Jason L. Swinford

Its: Chief Executive Officer

Printed Name: Jason L. Swinford

Address for all entities above:

Attn: Jason Swinford

22305 Gosling Road

Spring, Texas 77389

Phone: (281) 651-0200

Fax: (281) 288-0400

Coil Tubing Technology Canada Inc.

(an Alberta Canada corporation)

By: /s/ Jason L. Swinford

Its: Chief Executive Officer

Printed Name: Jason L. Swinford

Address:

Attn: Jason Swinford

22305 Gosling Road

Spring, Texas 77389

Phone: (281) 651-0200

Fax: (281) 288-0400

Excel Inspection, LLC

(a Texas limited liability company)

By: /s/ Jason L. Swinford

Its: Managing Partner

Printed Name: Jason L. Swinford

Address: Attn: Jason Swinford 22305 Gosling Road Spring, Texas 77389 Phone: (281) 651-0200 Fax: (281) 288-0400
AGREED TO AND ACCEPTED: /s/ Jerry L. Swinford Jerry L. Swinford Address: 22305 Gosling Road Spring, Texas 77389 Phone: (281) 651-0200 Fax: (281) 288-0400